UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2022

CleanSpark, Inc.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-39187	87-0449945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2370 Corporate Circle, Suite 160
Henderson, Nevada		89074
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (702) 941-8047

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CLSK	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 15, 2022, the Company held the Annual Meeting of stockholders (the “Annual Meeting”). At the close of business on January 20, 2022, the record date for the Annual Meeting (the “Record Date”), 41,453,840 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), were issued and outstanding, and 1,750,000 shares of the Company’s Series A Preferred Stock, par value $0.001 per share (“Preferred Stock”), were issued and outstanding. The holders of Preferred Stock vote together with holders of Common Stock as a single class on each proposal voted on, except to the extent that voting as a separate class or series is required by law. As such, as of the Record Date, the holders of Common Stock were entitled to a total of 41,453,840 votes, and the holders of Preferred Stock were entitled to a total of 78,750,000 votes, representing in the aggregate 120,203,840 votes. At the Annual Meeting, stockholders entitled to a total of 99,679,114 votes, or approximately 82.92% of the 120,203,840 votes were present or represented by proxy. The final voting results on the proposals presented for stockholder approval at the Annual Meeting were as follows:

Proposal No. 1: To elect five directors to hold office until the next annual meeting of stockholders of the Company or until their successors are duly elected and qualified, subject to prior death, resignation, or removal.

The votes were cast for this matter as follows:

		Votes	Broker Non-Votes
Nominees	Votes For	Withheld
Zachary Bradford	87,313,844	465,677	11,899,593
Matthew Schultz	86,506,605	1,272,916	11,899,593
Larry McNeill	83,486,466	4,293,055	11,899,593
Dr. Thomas Wood	84,095,742	3,683,779	11,899,593
Roger Beynon	83,811,455	3,968,066	11,899,593

Proposal No. 2: To ratify the appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2022.

The votes were cast for this matter as follows:

	Votes	Abstentions
Votes For	Against
98,833,839	504,613	340,662

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CleanSpark, Inc.

Date:	March 17, 2022	By:	/s/ Zachary Bradford
Zachary Bradford, Chief Executive Officer